UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported) September 29, 2004

                                     1-13859
                             ----------------------
                             Commission File Number

                         AMERICAN GREETINGS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in Charter)

                Ohio                                             34-0065325
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(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

One American Road, Cleveland, Ohio                                  44144
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(Address of principal executive Offices)                          (Zip Code)

                                 (216) 252-7300
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               Registrant's telephone number, including area code

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 Results of Operations and Financial Condition.

On September 29, 2004, American Greetings Corporation ("the Corporation") issued a press release reporting its results for the second quarter ended August 31, 2004. A copy of this press release is attached hereto as Exhibit 99(a).

The information in this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished under Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

      c)    Exhibits.

      Exhibit 99(a) - Earnings Release - Second Quarter Ended August 31, 2004.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AMERICAN GREETINGS CORPORATION

                                                  By /s/Joseph B. Cipollone
                                                     ------------------------
                                                     Joseph B. Cipollone
                                                     Vice President
                                                     Corporate Controller
                                                     Chief Accounting Officer

September 29, 2004

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99(a)             Earnings Release - Second Quarter Ended August 31, 2004.